Conformed Copy




                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                             FORM 8K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          January 1, 1997
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            Date of Report (Date of earliest event reported)


                     NEW PARADIGM SOFTWARE CORP.
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          (Exact name of registrant as specified in its charter)


            New York                   0-26336         13-3725764
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    (State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)               File Number)    Identification No.)


       733 Third Avenue, New York, New York                    10017
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   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code         (212)-557-0933
                                                      ----------------------


PAGE 1 OF 5 SEQUENTIALLY NUMBERED PAGES
EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events.
-----  -----------------

Registrant has moved its principal executive offices to 733 Third Avenue, New York, NY 10017 as of January 1, 1997.

Registrant's press release dated January 7, 1997 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 6 	Resignations of Registrant's Directors
------  --------------------------------------

On January 1, 1997, Mr. Jeff Kahn, a Director of the Registrant (the "Company") resigned as a Director of the Company. The Company accepted his resignation. Mr. Kahn did not have any disagreement with the Company on any matter relating to its operations, policies, or practices. Annexed hereto and marked exhibit 17 is a copy of Mr. Kahn's letter of resignation.

Item 7.       Financial Statements and Exhibits.
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	(c)	Exhibits.
		---------

		17.	Resignation letter of Jeff Kahn dated December 30,
                        1996

		20.	Press release of Registrant dated January 7, 1997.

                                SIGNATURE
                            ------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        NEW PARADIGM SOFTWARE CORP.
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                               (Registrant)


                                      By  /s/  John Brann
                                      ------------------------------------
                                      John Brann
                                      VP Technology
                                      and Secretary
Date:	January 7, 1997


EXHIBIT INDEX


                                                       Sequentially
Exhibit                                                Numbered Page
---------                                              ------------

   17.          Resignation letter of Jeff Kahn dated       4
		December 30, 1996

   20.          Press release of Registrant dated           5
		January 7, 1997